UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 28, 2008
Sparton Corporation

(Exact Name of Registrant as Specified in Its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of Principal Executive Offices)	(Zip Code)
(517) 787-8600

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 28, 2008, the Board of Directors of Sparton Corporation (the “Company”) adopted certain amendments to the Company’s Bylaws (the “Bylaw Amendment”), effective immediately, to provide additional flexibility regarding the location, time and place of the annual meetings of the Board of Directors. The Bylaw Amendment amends Article I of the Bylaws.
The foregoing summary of the Bylaw Amendment is qualified in its entirety by reference to the Amended Bylaws of the Company, attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit 3.1 Bylaws of Sparton Corporation, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
	By:	/s/ Richard L. Langley
Richard L. Langley, Chief Executive Officer
Date: September 4, 2008

EXHIBIT INDEX

Number	Description

3.1	Bylaws of Sparton Corporation, as amended.